EXHIBIT 10.31

Purchase Agreement

This Purchase Agreement (this "Agreement") is made as of the 12th day of March, 2010 by and among Apollo Gold Corporation, a corporation organized under the laws of the Yukon Territory (the "Company"). Calais Resources Colorado, Inc., a Nevada corporation ("Calais Colorado"). Calais Resources, Inc., a corporation organized under the laws of British Columbia ("Calais Resources" and, together with Calais Colorado, "Calais") and Duane A. Duffy, Glenn E. Duffy, Luke Garvey and James Ober, known as the Duffy Group (each an "Investor" and collectively, the "Investors").

RECITALS

A.          On February 1, 2010, Apollo Gold, Inc., a direct wholly owned subsidiary of the Company ("Seller"), entered into a purchase agreement (the "Purchase Agreement") with Elkhorn Goldfields LLC ("Elkhorn") and Calais pursuant to which Elkhorn agreed to purchase all the outstanding capital stock in Montana Tunnels Mining, Inc. ("Montana Tunnels"), an indirect wholly owned subsidiary of the Company (the "Purchase Transaction").

B.          Pursuant to terms of the Purchase Agreement, Seller sold all of the capital stock of Montana Tunnels in exchange for, among other things, certain promissory notes held by Elkhorn (with Calais as obligor), some of which are secured by deeds of trust registered against the real property described therein (the "Property").

C.          Calais is the borrower under a loan (the "Loan") evidenced by a promissory note dated August 11, 2005, in the original principal amount of $807,650.11 (the "Promissory Note"), and secured by a deed of trust in favor of the Investors recorded on August 23, 2005 (the "Deed of Trust"), in the records of the Clerk and Recorder's Office of Boulder County, Colorado, at Reception No. 2715644 with respect to the Property. The Promissory Note, the Deed of Trust, all documents related thereto, all interest, fees, penalties and other expenses owed by Calais under any of the foregoing, and all amendments and modifications to any of the foregoing, are collectively referred to herein as the "Loan Property."

E.          Immediately prior to the consummation of the transactions contemplated by this Agreement, Calais issued Calais Resources common shares to the Investors in payment of $435,347 of the outstanding balance of the Loan (the "Calais Share Issuance"). Immediately following the Calais Share Issuance and as of the execution hereof, the outstanding balance of the Loan, including accrued interest, is $653,020.53.

F.          The Investors have agreed to assign all right, title and interest to the Loan Property to the Company in exchange for the issuance by the Company of 1,592,733 of the Company's common shares, no par value per share (the "Common Stock").

AGREEMENT

In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.          Purchase and Sale.

(a) At the Closing and pursuant to the terms of this Agreement, (a) the Company agrees to purchase, and each Investor agrees to sell, assign, convey and deliver to the Company, all of such Investor's right, title and interest in and to the Loan Property, and (b) in consideration and payment therefor, the Company shall issue to each Investor the number of shares of Common Stock as set forth opposite such Investor's name on Exhibit A (the "Shares").

2.  Closing of the Sale. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Davis Graham & Stubbs LLP, Suite 500, 1550 Seventeenth Street, Denver, Colorado 80202, at 9:00 a.m. (Denver time) on the date of this Agreement (the "Closing Date") or at such other place and on such other date as may be mutually agreed by the Investors and the Company, in which case Closing Date means the date so agreed. The failure of the Closing will not ipso facto result in termination of this Agreement and will not relieve any party of any obligation under this Agreement. The Closing will be effective as of 12:00 a.m. (Denver time) on the Closing Date.

3.  Closing Deliveries. Subject to the conditions set forth in this Agreement, on the Closing Date:

3.1  The Company will deliver to the Investors the Shares;

3.2  The Investors will deliver or cause to be delivered to the Company:

(a)  a duly executed and acknowledged Assignment of Promissory Note and Deed of Trust with respect the Loan in the form attached hereto as Exhibit By including the recordable Assignihent of Deed of Trust attached thereto (the "Instrument of Assignment"):

(b)  a duly executed endorsement to the Promissory Note in the form attached hereto as Exhibit C (the "Endorsement");

(c)  the executed original of the Promissory Note and copies of all related documents, instruments and files related to the Loan and the Promissory Note, if not previously delivered to the Company;

(d)  the original of the Investors' current lender's title policy with respect to the Loan to the extent not previously delivered (the "Loan Policy"):

(e)  a duly executed notice to Calais that the Loan has been transferred to the Company and directing Calais to make all future payments under the Loan to the Company;

(f)  a duly completed and executed Accredited Investor Certification from each Investor in the form attached hereto as Exhibit D;

(g)  any other recorded closing documents as are customary for transactions of this type and reasonably requested by the Company;

3.3  All actions to be taken by the Investors in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to be delivered by the Investors to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to the Company and its counsel. All items delivered by the parties at the Closing will be deemed to have been delivered simultaneously, and no items will be deemed delivered or waived until all have been delivered.

3.4  After the Closing Date, each of Calais, the Company and each Investor will take, and will cause each of their affiliates to take, all appropriate action and execute any documents, instruments or conveyances of any kind that may be reasonably requested by another party to carry out any of the provisions of this Agreement and agreements contemplated hereby, including as may be required to evidence the Loan or any security interest thereunder. Representations and Warranties of the Company.

4.1  The Representations and Warranties. The Company represents and warrants to each Investor that each of the following statements is true and correct as of the date hereof:

(a)  Organization: Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. "Laws" shall mean statutes, laws, ordinances, rules, regulations, decrees, writs, permits or certificates of any governmental entity.

(b)  Authorization. All corporate action required to be taken by the Company's Board of Directors in order to authorize the Company to enter into this Agreement and to issue the Shares has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of or prior to the Closing, and the issuance and delivery of the Shares has been taken or will be taken as of or prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors' rights generally or (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies (the "Remedies Exception").

(c)  Valid Issuance. The Shares issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement are validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities Laws and liens or other impairment created or imposed by the Investor.

5.        Representations and Warranties of the Investors.

5.1  The Representations and Warranties. Each Investor, jointly and severally, represents and warrants to the Company that each of the following statements is true and correct as of the date hereof:

(a)  Authorization. Such Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by or on behalf of such Investor, will constitute a valid and legally binding obligation of such Investor, enforceable in accordance with its terms, subject to the Remedies Exception.

(b)  Purchase Entirely for Own Account. The Shares to be acquired by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor further represents that he or she does not presently have any contract, undertaking, agreement or arrangement with any individual, general partnership, limited partnership, joint venture, corporation, limited liability company, limited liability partnership, association, trust, estate, unincorporated organization or other enterprise or any governmental entity (each, a "Person") to sell, transfer or grant participations to such Person or to any third Person, with respect to the Shares. Notwithstanding the foregoing, the disposition of such Investor's property shall at all times remain within the sole control of such Investor.

(c)  Restricted Securities. Such Investor understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"). Such Investor understands that the Shares are "restricted securities" under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, such Investor must hold the Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Investor acknowledges that the Company has no obligation to register or qualify the Shares for resale. Such Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of such Investor's control, and which the Company may not be able to satisfy.

(d)          Disclosure of Information. Such Investor acknowledges that the Company made available to such Investor information containing, among other things, certain descriptions of the Company, its business, including a description of risk factors, the financial statements and other matters that should be considered when evaluating a possible investment in the Company. Subject to applicable Laws prohibiting disclosure of certain information in respect of the Company, such Investor acknowledges that it has been furnished all information regarding the Company which such Investor has requested and that it has been afforded the opportunity to ask questions of and receive answers from officers and other representatives of the Company about the Company and concerning the terms and conditions of the offering and any additional information which such Investor has requested.

(e)       Legends.  Such Investor understands that the Shares will bear one or all of the following legends:

(i)  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER OR ISSUER'S COUNSEL SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED BY THE ISSUER TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT."

(ii)  Any legend required by applicable stock exchange Laws to the extent such Laws are applicable to the Shares represented by the certificate so legended.

(iii)  Any legend required by the securities Laws of any state or foreign jurisdiction to the extent such Laws are applicable to the Shares represented by the certificate so legended.

(f)  Accredited Investor. Sophistication. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or, if not an accredited investor, has indicated such fact on the signature page attached hereto.

(g)  Representation of Investment Experience and Ability to Bear Risk. Such Investor (i) is knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Shares and of the business of the Company and is capable of evaluating the risks and merits of purchasing the Shares and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement, and (ii) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof. Such Investor understands that Company is relying on such Investor with respect to the accuracy of this representation.

(h)  Suitability. Such Investor has evaluated the risks involved in investing in the Shares and has determined that the Shares are a suitable investment for such Investor. Specifically, the aggregate amount of the investments such Investor has in, and such Investor's commitments to, all similar investments that are illiquid is reasonable in relation to such Investor's net worth, both before and after the subscription for and purchase of the Shares pursuant to this Agreement.

(i)  Residence. Such Investor maintains its domicile or principal place of business at the address shown on Exhibit A to this Agreement.

(j)  No Recommendation. Such Investor acknowledges that no foreign, federal, or state authority has made a finding or determination as to the fairness for investment of the Shares and no foreign, federal or state authority has recommended or endorsed or will recommend or endorse this offering.

(k)  Assignment of Loan Property. Such Investor has properly executed the Instrument of Assignment and Endorsement (collectively, the "Assignment Agreements"). The Assignment Agreements are each valid, binding, in full force and effect, and enforceable against such Investor in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(1)        Loan Property.

(i)  Set forth on Exhibit E is a true, correct and complete list of all Contracts or other documents relating to the Loan Property, true, correct and complete copies of which have been provided to the Company. "Contract" means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the date of this Agreement or any time after the date of this Agreement.

(ii)  The Investors are the sole, absolute owner of the Loan Property and the security interests in the Property granted thereby, free and clear of liens and encumbrances created by, through or under any Investor, with full right and title to assign the same and the income and profits due or to become due thereunder;

(iii)  The Contracts and documents constituting the Loan Property are binding, valid and in full force and effect and are enforceable in accordance with their terms, subject to the Remedies Exception.   The Contracts and documents

constituting the Loan Property have not been modified or amended except as stated on Exhibit E;

(iv)  The lien of the Deeds of Trust constituting a portion of the Loan Property is a valid, perfected lien (subject only to the matters reflected in the Loan Policy). The real property against which the Deed of Trust is recorded includes both real property owned by the Grantor, Calais, and a contract right of Calais to acquire real property (primarily patented mining claims) owned by Marlowe Harvey or an entity controlled by him (the "Harvey Property"). The Harvey Property is subject to the terms of that certain Settlement Agreement and Mutual General Release, dated March 9, 2004, by and among Calais Resources, Marlowe Harvey and the other parties thereto (the "Harvey Agreement");

(v)  The assignment of the Loan Property will, when executed and delivered, transfer good title to all of the same to the Company, free and clear of all liens and encumbrances. The real property against which the Deed of Trust is recorded includes both real property owned by the Grantor, Calais, and a contract right of Calais to acquire the Harvey Property. The Harvey Property is subject to the terms of the Harvey Agreement;

(vi)  There is no outstanding assignment or pledge by the Investors of the Loan Property or of the payments of principal and interest, income and profits due or to become due thereunder;

(vii)  Except for the fact that the Promissory Note is past due, there are no existing defaults by Calais or any Investor under the terms of the documents constituting the Loan Property;

(viii)  Calais has no present defenses, set-offs, or counterclaims against the Investors (or any predecessor-in-interest thereto) in respect of the Loan Property in respect of the Loan Property which are known to the Investors;

(ix) No Investor has affirmatively waived any right under any of the Contracts and documents constituting the Loan Property; and

(x) Immediately following the Calais Share Issuance, the outstanding balance of the Loan, including accrued interest through the date hereof, is $653,020.53.

5.2  Reliance. Such Investor acknowledges that such Investor's representations, warranties, acknowledgments and agreements in this Agreement are true, correct and complete in all respects and will be relied upon by the Company in determining such Investor's suitability as a purchaser of the Shares.

6.        Representations and Warranties from Calais.

6.1   Ownership of the Property. Calais is the sole, absolute owner of the Property.

6.2  Validity of Loan Property. The Contracts and documents constituting the Loan Property are each valid, binding, in full force and effect, and enforceable against Calais in accordance with their terms, subject to the Remedies Exception.

6.3  Obligations. Calais intends to fully satisfy its obligations in respect of the Loan Property.

6.4  Defaults. Except for the fact that the Promissory Note is past due, there are no existing defaults by Calais under the terms of the Contracts and documents constituting the Loan Property.

6.5  Defenses. Calais has no defenses, set-offs, or counterclaims against any Investor (or any other holder of the Loan Property including, after the date hereof, the Company) under any of the Contracts and documents constituting the Loan Property. This warranty by Calais is for the benefit of both the Company and the Investors.

7.        General Contractual Matters and Additional Agreements.

7.1  Forbearance: Interest Rate. In consideration of the commitments made by Calais hereunder or in connection herewith, the Company agrees (i) to forbear from enforcing its right to collect principal and interest outstanding under the Promissory Note for a period of one year from the date hereof and (ii) that the interest rate payable under the Promissory Note shall be eight percent (8%) for the period commencing on the date hereof and ending on the first anniversary hereof and, thereafter, the interest rate shall revert to such rate as is set forth in the Promissory Note. In addition, Calais hereby consents to the assignment of the Loan Property to the Company in accordance with the terms of this Agreement and the Assignment Agreements. For the avoidance of doubt, this Section 7.1 does not apply to the Investors.

7.2  Further Assurances. After the Closing and without further consideration, each party hereto will from time to time, at the reasonable request of any other party, execute and deliver such other instruments of conveyance and transfer and such other instruments, documents and agreements and take such other actions as such other party may reasonably request or as may be reasonably requested by any applicable governmental entity or third party, in each case, in order to more effectively or more expeditiously consummate any of the transactions contemplated hereby and to vest in the Investors the right to, title and interest in, the Shares. The Company will use commercially reasonable efforts to cooperate with the Investors as may be required from time to time to enable such Investors to sell the Shares without registration under the Securities Act within the limitations of Rule 144 under the Securities Act.

7.3  Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.4  General Interpretation. The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this Agreement. No rule of strict construction will be applied against any Person.

7.5  Jury Trial Waiver. To the fullest extent permitted by Law, and as separately bargained-for consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Agreement.

7.6  Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of Colorado, as applicable to contracts executed and delivered in Colorado between Colorado residents and which are to be performed wholly within Colorado, without regard to principles of conflicts of Law.

7.7  Counterparts: Facsimile. This Agreement may be executed and delivered by facsimile signature or portable document format (PDF) by electronic mail and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.8  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.9  Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient's next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page included herewith or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section. If notice is given to the Company, a copy, which shall not constitute notice, shall also be sent to Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO 80202; Attention: Timothy D. Rampe, Fax: 303-892-7400. If notice is given to any Investor, a copy, which shall not constitute notice, shall also be sent to Watrous Ehlers Mielke & Goodwin, LLP, Ken Caryl Starr Centre, 7472 South Shaffer

lane, Suite 100, Littleton, Colorado 80127-7403; Attention: E. Rick Watrous, Fax: 303-932-8222.

7.10  Consent to Jurisdiction. The parties to this Agreement hereby consent to the exclusive jurisdiction of the state courts in the State of Colorado, City and County of Denver or the federal courts in the United States District Court for the District of Colorado in connection with any matter or dispute arising under this Agreement and waive any objection they may have to such jurisdiction or to the venue of any such matter or dispute and any claim that such matter or dispute has been brought in an inconvenient forum. Effective service of process may be made upon any party hereto pursuant to the notice provisions of Section 7.9.

7.11  Fees and Expenses. Each party hereto will pay its own expenses in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby, except that Calais will pay the Investors' reasonable expenses incurred in connection with the same.

7.12  Amendments. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment effected in accordance with this Section shall be binding upon the Investors.

7.13  Severability. If any term of provision of this Agreement is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or party shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this Section, then such provision shall be replaced, to extent possible, with a legal, enforceable and valid provision that is as similar in tenor to the stricken provision as is legally possible.

7.14  Waiver. No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing.

7.15  Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

7.16  Entire Agreement. This Agreement and the documents and exhibits referred to herein constitute the entire agreement among the parties and supersede all prior communications, representations, understandings and agreements of the parties with respect to the subject matter hereof and thereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The exhibits hereto are hereby incorporated herein by reference. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.17  Public Announcements. The Investors shall not, directly or indirectly, issue any press release or otherwise make any public statement with respect to any of the transactions contemplated by this Agreement without the prior written consent of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Investor, the Company and Calais have executed this Purchase Agreement as of the date first above written.

APOLLO GOLD, INC.

/s/ Duane A. Duffy	By:	/s/ M. Williams
Name: M. Williams
Title: Chief Financial Officer

/s/ Glenn E. Duffy	CALAIS:
Glenn E. Duffy	CALAIS RESOURCES COLORADO, INC.

	By:	/s/ Thomas S. Hendricks
Name: Thomas S. Hendricks
Luke Garvey		Title: President

CALAIS RESOURCES, INC.

/s/ James Ober	By:	/s/ David K. Young
James Ober		Name: David K. Young
Title: President and Chief Executive Officer

EXHIBIT A

Investor	Shares	Name in which Shares Shall be Titled	Address
Duane A. Duffy	643,060	Duane A. Duffy
Glenn E. Duffy	643,060	Glenn E. Duffy Revocable Living Trust
Luke Garvey	153,307	Luke Garvey
James Ober	153,307	James Ober

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EXHIBIT B
INSTRUMENT OF ASSIGNMENT
(see attached)

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EXHIBIT C

ENDORSEMENT
{see attached)

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EXHIBIT D
ACCREDITED INVESTOR CERTIFICATION

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial ged
I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial ______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

EXECUTED BY:

/s/ Glenn E. Duffy
(Signature)

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EXHIBIT D
ACCREDITED INVESTOR CERTIFICATION

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial lg
I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial ______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

EXECUTED BY:

/s/ Luke Garvey
(Signature)

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EXHIBIT D
ACCREDITED INVESTOR CERTIFICATION

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial jo
I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial ______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

EXECUTED BY:

/s/ James Ober
(Signature)

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EXHIBIT E
CONTRACTS RELATING TO LOAN PROPERTY

1.           Promissory Note dated August 11,2005, in the original principal amount of $807,650.11.

2.           Deed of Trust, dated August 11, 2005, recorded August 23, 2005, at Reception No. 2715644.

3.           Extension of Deed of Trust and Security Agreement, recorded on January 2, 2008, at Reception No. 2902922.

4.           Note and Trust Deed Modification Agreement of April 2008, recorded July 22, 2008, at Reception No. 2944713.

5.           Note and Trust Deed Modification Agreement of August 2008, recorded September 3, 2008, at Reception No. 2953018.

6.           Note and Trust Deed Modification Agreement of January 2009, recorded March 13, 2009, at Reception No. 2985369.

7.           Note and Trust Deed Modification Agreement of May 2009, dated May 26,2009, by and among Calais and the Investors.

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